Prepared by, Record and Return to: Patrick R. Gillard Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103 (215) 864-8536 Counterpart ______ of 30 PECO ENERGY COMPANY TO U.S. BANK NATIONAL ASSOCIATION, TRUSTEE ______________________ ONE HUNDRED AND TWENTY-FIRST SUPPLEMENTAL INDENTURE DATED AS OF May 1, 2022 TO FIRST AND REFUNDING MORTGAGE OF THE COUNTIES GAS AND ELECTRIC COMPANY TO FIDELITY TRUST COMPANY, TRUSTEE DATED MAY 1, 1923 __________________ 4.600% SERIES DUE 2052 (New Series)

1 THIS SUPPLEMENTAL INDENTURE dated as of May 1, 2022 by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:

2 Supplemental Indenture and Date Parties Providing for: First September 1, 1926 Counties Company to Fidelity-Philadelphia Trust Company (Successor to Fidelity Trust Company) Bonds of 5% Series of 1926 Second May 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Evidencing succession of Suburban Company to Counties Company Third May 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Bonds of 4-1/2% Series due 1957; amendment of certain provisions of Mortgage Fourth November 1, 1927 Suburban Company to Fidelity-Philadelphia Trust Company Additional Bonds of 4-1/2% Series due 1957 Fifth January 31, 1931 Company to Fidelity-Philadelphia Trust Company Evidencing succession of Company to Suburban Company Sixth February 1, 1931 Company to Fidelity-Philadelphia Trust Company Bonds of 4% Series due 1971 Seventh March 1, 1937 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/2% Series due 1967; amendment of certain provisions of Mortgage Eighth December 1, 1941 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1971; amendment of certain provisions of Mortgage Ninth November 1, 1944 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1967 and 2-3/4% Series due 1974; amendment of certain provisions of Mortgage

3 Supplemental Indenture and Date Parties Providing for: Tenth December 1, 1946 Company to Fidelity-Philadelphia Trust Company Bonds of 2-3/4% Series due 1981; amendment of certain provisions of Mortgage* Eleventh February 1, 1948 Company to Fidelity-Philadelphia Trust Company Bonds of 2-7/8% Series due 1978* Twelfth January 1, 1952 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/4% Series due 1982* Thirteenth May 1, 1953 Company to Fidelity-Philadelphia Trust Company Bonds of 3-7/8% Series due 1983* Fourteenth December 1, 1953 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/8% Series due 1983* Fifteenth April 1, 1955 Company to Fidelity-Philadelphia Trust Company Bonds of 3-1/8% Series due 1985* Sixteenth September 1, 1957 Company to Fidelity-Philadelphia Trust Company Bonds of 4-5/8% Series due 1987; amendment of certain provisions of Mortgage* Seventeenth May 1, 1958 Company to Fidelity-Philadelphia Trust Company Bonds of 3-3/4% Series due 1988; amendment of certain provisions of Mortgage* Eighteenth December 1, 1958 Company to Fidelity-Philadelphia Trust Company Bonds of 4-3/8% Series due 1986* Nineteenth October 1, 1959 Company to Fidelity-Philadelphia Trust Company Bonds of 5% Series due 1989*

4 Supplemental Indenture and Date Parties Providing for: Twentieth May 1, 1964 Company to Fidelity-Philadelphia Trust Company Bonds of 4-1/2% Series due 1994* Twenty-first October 15, 1966 Company to Fidelity-Philadelphia Trust Company Bonds of 6% Series due 1968-1973* Twenty-second June 1, 1967 Company to The Fidelity Bank (formerly Fidelity-Philadelphia Trust Company) Bonds of 5-1/4 % Series due 1968-1973 and 5-3/4 % Series due 1977* Twenty-third October 1, 1957 Company to The Fidelity Bank Bonds of 6-1/8 % Series due 1997* Twenty-fourth March 1, 1968 Company to The Fidelity Bank Bonds of 6-1/2% Series due 1993; amendment of Article XIV of Mortgage* Twenty-fifth September 10, 1968 Company to The Fidelity Bank Bonds of 1968 Series due 1969-1976* Twenty-sixth August 15, 1969 Company to The Fidelity Bank Bonds of 8% Series due 1975* Twenty-seventh February 1, 1970 Company to The Fidelity Bank Bonds of 9% Series due 1995* Twenty-eighth May 1, 1970 Company to The Fidelity Bank Bonds of 8-1/2% Series due 1976* Twenty-ninth December 15, 1970 Company to The Fidelity Bank Bonds of 7-3/4% Series due 2000* Thirtieth August 1, 1971 Company to The Fidelity Bank Bonds of 8-1/4% Series due 1996* Thirty-first December 15, 1971 Company to The Fidelity Bank Bonds of 7-3/8% Series due 2001; amendment of Article XI of Mortgage*

5 Supplemental Indenture and Date Parties Providing for: Thirty-second June 15, 1972 Company to The Fidelity Bank Bonds of 7-1/2% Series due 1998* Thirty-third January 15, 1973 Company to The Fidelity Bank Bonds of 7-1/2% Series due 1999* Thirty-fourth January 15, 1974 Company to The Fidelity Bank Bonds of 8-1/2% Series due 2004 Thirty-fifth October 15, 1974 Company to The Fidelity Bank Bonds of 11% Series due 1980* Thirty-sixth April 15, 1975 Company to The Fidelity Bank Bonds of 11-5/8% Series due 2000* Thirty-seventh August 1, 1975 Company to The Fidelity Bank Bonds of 11% Series due 2000* Thirty-eighth March 1, 1976 Company to The Fidelity Bank Bonds of 9-1/8% Series due 2006* Thirty-ninth August 1, 1976 Company to The Fidelity Bank Bonds of 9-5/8% Series due 2002* Fortieth February 1, 1977 Company to The Fidelity Bank Bonds of Pollution Control Series A and Pollution Control Series B* Forty-first March 15, 1977 Company to The Fidelity Bank Bonds of 8-5/8% Series due 2007* Forty-second July 15, 1977 Company to The Fidelity Bank Bonds of 8-5/8% Series due 2003* Forty-third March 15, 1978 Company to The Fidelity Bank Bonds of 9-1/8% Series due 2008* Forty-fourth October 15, 1979 Company to The Fidelity Bank Bonds of 12-1/2% Series due 2005* Forty-fifth October 15, 1980 Company to The Fidelity Bank Bonds of 13-3/4% Series due 1992*

6 Supplemental Indenture and Date Parties Providing for: Forty-sixth March 1, 1981 Company to The Fidelity Bank Bonds of 15-1/4% Series due 1996; amendment of Article VIII of Mortgage* Forty-seventh March 1, 1981 Company to The Fidelity Bank Bonds of 15% Series due 1996; amendment of Article VIII of Mortgage* Forty-eighth July 1, 1981 Company to The Fidelity Bank Bonds of 17-5/8% Series due 2011* Forty-ninth September 15, 1981 Company to The Fidelity Bank Bonds of 18-3/4% Series due 2009* Fiftieth April 1, 1982 Company to The Fidelity Bank Bonds of 18% Series due 2012* Fifty-first October 1, 1982 Company to The Fidelity Bank Bonds of 15-3/8% Series due 2010* Fifty-second June 15, 1983 Company to The Fidelity Bank Bonds of 13-3/8% Series due 2013* Fifty-third November 15, 1984 Company to Fidelity Bank, National Association (formerly The Fidelity Bank) Bonds of 13.05% Series due 1994; amendment of Article VIII of Mortgage* Fifty-fourth December 1, 1984 Company to Fidelity Bank, National Association Bonds of 14% Series due 1988-1994; amendment of Article VIII of Mortgage* Fifty-fifth May 15, 1985 Company to Fidelity Bank, National Association Bonds of Pollution Control Series C* Fifty-sixth October 1, 1985 Company to Fidelity Bank, National Association Bonds of Pollution Control Series D* Fifty-seventh November 15, 1985 Company to Fidelity Bank, National Association Bonds of 10-7/8% Series due 1995*

7 Supplemental Indenture and Date Parties Providing for: Fifty-eight November 15, 1985 Company to Fidelity Bank, National Association Bonds of 11-3/4% Series due 2014* Fifty-ninth June 1, 1986 Company to Fidelity Bank, National Association Bonds of Pollution Control Series E* Sixtieth November 1, 1986 Company to Fidelity Bank, National Association Bonds of 10-1/4% Series due 2016* Sixty-first November 1, 1986 Company to Fidelity Bank, National Association Bonds of 8-3/4% Series due 1994* Sixty-second April 1, 1987 Company to Fidelity Bank, National Association Bonds of 9-3/8% Series due 2017* Sixty-third July 15, 1987 Company to Fidelity Bank, National Association Bonds of 11% Series due 2016* Sixty-fourth July 15, 1987 Company to Fidelity Bank, National Association Bonds of 10% Series due 1997* Sixty-fifth August 1, 1987 Company to Fidelity Bank, National Association Bonds of 10-1/4% Series due 2007* Sixty-sixth October 15, 1987 Company to Fidelity Bank, National Association Bonds of 11% Series due 1997* Sixty-seventh October 15, 1987 Company to Fidelity Bank, National Association Bonds of 12-1/8% Series due 2016* Sixty-eighth April 15, 1988 Company to Fidelity Bank, National Association Bonds of 10% Series due 1998* Sixty-ninth April 15, 1988 Company to Fidelity Bank, National Association Bonds of 11% Series due 2018* Seventieth June 15, 1989 Company to Fidelity Bank, National Association Bonds of 10% Series due 2019* Seventy-first October 1, 1989 Company to Fidelity Bank, National Association Bonds of 9-7/8% Series due 2019* Seventy-second October 1, 1989 Company to Fidelity Bank, National Association Bonds of 9-1/4% Series due 1999*

8 Supplemental Indenture and Date Parties Providing for: Seventy-third October 1, 1989 Company to Fidelity Bank, National Association Medium-Term Note Series A* Seventy-fourth October 15, 1990 Company to Fidelity Bank, National Association Bonds of 10-1/2% Series due 2020* Seventy-fifth October 15, 1990 Company to Fidelity Bank, National Association Bonds of 10% Series due 2000* Seventy-sixth April 1, 1991 Company to Fidelity Bank, National Association Bonds of Pollution Control Series F and Pollution Control Series G* Seventy-seventh December 1, 1991 Company to Fidelity Bank, National Association Bonds of Pollution Control Series H* Seventy-eighth January 15, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/2% 1992 Series due 1999* Seventy-ninth April 1, 1992 Company to Fidelity Bank, National Association Bonds of 8% Series due 2002* Eightieth April 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-3/4% Series due 2022* Eighty-first June 1, 1992 Company to Fidelity Bank, National Association Bonds of Pollution Control Series I* Eighty-second June 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-5/8% Series due 2022* Eighty-third July 15, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/2% Series due 2002* Eighty-fourth September 1, 1992 Company to Fidelity Bank, National Association Bonds of 8-1/4% Series due 2022* Eighty-fifth September 1, 1992 Company to Fidelity Bank, National Association Bonds of 7-1/8% Series due 2002* Eighty-sixth March 1, 1993 Company to Fidelity Bank, National Association Bonds of 6-5/8% Series due 2003*

9 Supplemental Indenture and Date Parties Providing for: Eighty-Seventh March 1, 1993 Company to Fidelity Bank, National Association Bonds of 7-3/4% Series due 2023* Eighty-eighth March 1, 1993 Company to Fidelity Bank, National Association Bonds of Pollution Control Series J, Pollution Control Series K, Pollution Control Series L and Pollution Control Series M* Eighty-ninth May 1, 1993 Company to Fidelity Bank, National Association Bonds of 6-1/2% Series due 2003* Ninetieth May 1, 1993 Company to Fidelity Bank, National Association Bonds of 7-3/4% Series 2 due 2023* Ninety-first August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 7-1/8% Series due 2023* Ninety-second August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 6-3/8% Series due 2005* Ninety-third August 15, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 5-3/8% Series due 1998* Ninety-fourth November 1, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 7-1/4% Series due 2024* Ninety-fifth November 1, 1993 Company to First Fidelity Bank, N.A., Pennsylvania Bonds of 5-5/8% Series due 2001* Ninety-sixth May 1, 1995 Company to First Fidelity Bank, N.A., Pennsylvania Medium Term Note Series B*

10 Supplemental Indenture and Date Parties Providing for: Ninety-seventh October 15, 2001 Company to First Union National Bank (formerly First Fidelity Bank, N.A., Pennsylvania) Bonds of 5.95% Series due 2011* Ninety-eighth October 1, 2002 Company to Wachovia Bank, National Association Bonds of 5.95% Series Due 2011* Ninety-ninth September 15, 2002 Company to Wachovia Bank, National Association Bonds of 4.75% Series Due 2012* One Hundredth April 15, 2003 Company to Wachovia Bank, National Association Bonds of 3.50% Series Due 2008* One Hundred and First April 15, 2004 Company to Wachovia Bank, National Association Bonds of 5.90% Series Due 2034* One Hundred and Second September 15, 2006 Company to Wachovia Bank, National Association Bonds of 5.95% Series Due 2036; amendment of certain provisions of Mortgage* One Hundred and Third March 15, 2007 Company to U.S. Bank National Association Bonds of 5.70% Series Due 2037* One Hundred and Fourth February 15, 2008 Company to U.S. Bank National Association Bonds of 5.35% Series Due 2018* One Hundred and Fifth February 15, 2008 Company to U.S. Bank National Association Bonds of Pollution Control Series N* One Hundred and Sixth September 15, 2008 Company to U.S. Bank National Association Bonds of 5.60% Series Due 2013* One Hundred and Seventh March 15, 2009 Company to U.S. Bank National Association Bonds of 5.00% Series Due 2014* One Hundred and Eighth September 1, 2012 Company to U.S. Bank National Association Bonds of 2.375% Series Due 2022* One Hundred and Ninth September 15, 2013 Company to U.S. Bank National Association Bonds of 1.200% Series Due 2016*

11 Supplemental Indenture and Date Parties Providing for: One Hundred and Tenth September 15, 2013 Company to U.S. Bank National Association Bonds of 4.800% Series Due 2043* One Hundred and Eleventh September 1, 2014 Company to U.S. Bank National Association Bonds of 4.150% Series Due 2044* One Hundred and Twelfth September 15, 2015 Company to U.S. Bank National Association Bonds of 3.15% Series Due 2025* One Hundred and Thirteenth September 1, 2016 Company to U.S. Bank National Association Bonds of 1.700% Series Due 2021* One Hundred and Fourteenth September 1, 2017 Company to U.S. Bank National Association Bonds of 3.700% Series Due 2047* One Hundred and Fifteenth February 1, 2018 Company to U.S. Bank National Association Bonds of 3.900% Series Due 2048* One Hundred and Sixteenth September 1, 2018 Company to U.S. Bank National Association Bonds of 3.900% Series Due 2048 (Additional Issuance of Bonds of 3.900% Series due 2048) One Hundred and Seventeenth August 15, 2019 Company to U.S. Bank National Association Bonds of 3.000% Series Due 2049* One Hundred and Eighteenth June 1, 2020 Company to U.S. Bank National Association Bonds of 2.800% Series Due 2050* One Hundred and Nineteenth February 15, 2021 Company to U.S. Bank National Association Bonds of 3.050% Series Due 2051* One Hundred and Twentieth September 1, 2021 Company to U.S. Bank National Association Bonds of 2.850% Series Due 2051* *And amendment of certain provisions of the Ninth Supplemental Indenture.

12 WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows: Series PRINCIPAL AMOUNT 5.90% Series due 2034 ................................................................. $ 75,000,000 5.95% Series due 2036 .................................................................. 300,000,000 5.70% Series due 2037 .................................................................. 175,000,000 2.375% Series due 2022 .................................................................. 350,000,000 4.80% Series due 2043 .................................................................. 250,000,000 4.150% Series due 2044 .................................................................. 300,000,000 3.150% Series due 2025 .................................................................. 350,000,000 3.700% Series due 2047 .................................................................. 325,000,000 3.900% Series due 2048 .................................................................. 650,000,000 3.000% Series due 2049 .................................................................. 325,000,000 2.800% Series due 2050 .................................................................. 350,000,000 3.050% Series due 2051 .................................................................. 375,000,000 2.850% Series due 2051 .................................................................. 375,000,000 Total $4,200,000,000 WHEREAS, the Company deems it advisable and has determined, pursuant to Article XI of the Mortgage, (a) to amend Article II of the Ninth Supplemental Indenture to the Mortgage as heretofore amended; (b) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and (c) to create a new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, 4.600% Series due 2052, (hereinafter sometimes called the “bonds of the New Series” or the “bonds of the 4.600% Series due 2052”); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the New Series shall be substantially as follows:

13 (Form of Face of Bond) UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. PECO ENERGY COMPANY REGISTERED NUMBER FIRST AND REFUNDING MORTGAGE BOND, 4.600% SERIES DUE 2052, DUE MAY 15, 2052 PECO Energy Company, a Pennsylvania corporation (hereinafter called the Company), for value received, hereby promises to pay to Cede & Co. or registered assigns, Three Hundred and Fifty Million Dollars on May 15, 2052, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of 4.600 percent per annum in like coin or currency, payable at either of the offices aforesaid on May 15 and November 15 of each year, beginning on November 15, 2022, until the Company’s obligation with respect to the payment of such principal shall have been discharged. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date. This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon. The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place. [Remainder of this page intentionally left blank]

14 IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its Treasurer or Assistant Treasurer, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary. Dated: PECO ENERGY COMPANY By_________________________________ Treasurer or Assistant Treasurer Attest______________________________ Secretary or Assistant Secretary

15 (Form of Reverse of Bond) PECO ENERGY COMPANY First and Refunding Mortgage Bond, 4.600% Series Due 2052, Due May 15, 2052 (CONTINUED) This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, 4.600% Series due 2052. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which U.S. Bank National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued. As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on May 15, 2052, and are issuable only in registered form without coupons in any denomination authorized by the Company. Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to November 15, 2051 (six months prior to the maturity date of the bonds of this series) (the “Par Call Date”), the redemption price shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; or (2) (a) the sum of the present values of the remaining scheduled payments of principal and

16 interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption. On or after the Par Call Date, the Company may redeem bonds of this series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this series being redeemed plus accrued and unpaid interest thereon to the redemption date. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury

17 securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close. The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. In the case of a partial redemption, selection of the bonds of this series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No bonds of this series of a principal amount of $2,000 or less will be redeemed in part. If any bonds of this series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of this series to be redeemed. A new bonds of this series in a principal amount equal to the unredeemed portion of the bonds of this series will be issued in the name of the holder of the bonds of this series upon surrender for cancellation of the original bonds of this series. For so long as the bonds of this series are held by DTC (or another depositary), the redemption of the bonds of this series shall be done in accordance with the policies and procedures of the depositary. The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided. This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary. No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of

18 any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933, as amended, or of the rules and regulations of the Securities and Exchange Commission thereunder. (End of Form of Reverse of Bond)

19 and WHEREAS, on the face of each of the bonds of the New Series, there is to be endorsed a certificate of the Trustee in substantially the following form, to wit: (Form of Trustee’s Certificate) This bond is one of the bonds, of the series designated therein, provided for in the within- mentioned Mortgage and in the One Hundred and Twenty-First Supplemental Indenture dated as of May 1, 2022. U.S. BANK NATIONAL ASSOCIATION, Trustee By______________________________ Authorized Officer and WHEREAS, all acts and things necessary to make the bonds of the New Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized. NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to U.S. Bank National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.:

20 The real property set forth in Exhibit A, attached hereto and hereby made a part hereof, with any improvements thereon erected as may be owned by the Company but not specifically described in the Mortgage or in any indenture supplemental thereto heretofore executed, in the places set forth in Exhibit A. All of the real property with any improvements thereon erected as may be owned by the Company and described in the Mortgage or in any indenture supplemental thereto as may heretofore have been executed, delivered and recorded, but excluding therefrom all real property heretofore released from the lien of the Mortgage. The purpose of restating such prior conveyances as security is to confirm that the obligations of the Company as provided in this Supplemental Indenture are included within the lien and security of the Mortgage, and that public record be made of such purpose and fact by the recording of this Supplemental Indenture. Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances. Also all the Company’s electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances. Also all the Company’s gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances. Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business. Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands,

21 choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business. Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same. Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto. Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company. Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof. It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto. TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever;

22 IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage. AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH: It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit: ARTICLE I AMENDMENTS OF MORTGAGE Section 1. Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows: By adding to paragraph (d) of Section 5 and to the first clause of Section 9, the following: “4.600% Series due 2052” ARTICLE II. BONDS OF THE NEW SERIES Section 1. The bonds of the New Series shall be designated as hereinabove specified for such designation in the recital immediately preceding the form of bonds of the New Series, subject however, to the provisions of Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited. Subject to the provisions of the Mortgage, the bonds of the New Series shall be issuable without limitation as to the aggregate principal amount thereof. The bonds of the New Series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid next preceding the date of issue unless (a) such date of issue is an interest payment date to which interest was paid, in which event such bonds shall be dated as of such interest payment date, or (b) issued prior to the occurrence of the first interest payment date on which interest is to be paid, in which event such bonds shall be dated May 24, 2022. The bonds of the New Series shall mature on May 15, 2052.

23 The bonds of the New Series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate provided in the form of bond hereinbefore recited, payable on May 15 and November 15 of each year, beginning on November 15, 2022, until the Company’s obligation with respect to the payment of principal thereof shall have been discharged. In the event that any interest payment date is not a Business Day (as defined below), then the payment of interest payable on such date will be made on the next succeeding day which is a Business Day with the same force and effect as if made on the interest payment date (and without any interest or other payment in respect of such delay). Both principal and interest on bonds of the New Series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts. The bonds of the New Series shall be in any denomination authorized by the Company. Any bond or bonds of the New Series shall be exchangeable for another bond or bonds of the New Series in a like aggregate principal amount. Any such exchange may be made upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange. Section 2. (a) Initially, the bonds of the New Series shall be issued pursuant to a book- entry system administered by The Depository Trust Company (or its successor, referred to herein as the “Depository”) as a global security with no physical distribution of bond certificates to be made except as provided in this Section 2. Any provisions of the Mortgage or the bonds of the New Series requiring physical delivery of bonds shall, with respect to any bonds of the New Series held under the book-entry system, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such bonds are subject to the book-entry system. (b) So long as the book-entry system is being used, one or more bonds of the New Series in the aggregate principal amount of the bonds of the New Series and registered in the name of the Depository’s nominee (the “Nominee”) will be issued and required to be deposited with the Depository and held in its custody. The book-entry system will be maintained by the Depository and its participants and indirect participants and will evidence beneficial ownership of the bonds of the New Series, with transfers of ownership effected on the records of the Depository, the participants and the indirect participants pursuant to rules and procedures established by the Depository, the participants and the indirect participants. The principal of and any premium on each bond of the New Series shall be payable to the Nominee or any other person appearing on the registration books as the registered holder of such bond or its registered assigns or legal representative at the office of the office or agency of the Company in the City of Philadelphia, Pennsylvania or the Borough of Manhattan, The City of New York. So long as the book-entry system is in effect, the Depository will be recognized as the holder of the bonds of the New Series for all purposes. Transfers of principal, interest and any premium payments or notices to participants and indirect participants will be the responsibility of the Depository, and transfers of principal, interest and any premium payments or notices to beneficial owners will be the

24 responsibility of participants and indirect participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Depository, the participants or the indirect participants. While the Nominee or the Depository, as the case may be, is the registered owner of the bonds of the New Series, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the bonds of the New Series shall be made to the Nominee or the Depository, as the case may be, by wire transfer in immediately available funds to the account of such holder. Without notice to or consent of the beneficial owners, the Trustee with the consent of the Company and the Depository may agree in writing to make payments of principal, redemption price and interest in a manner different from that set forth herein. In such event, the Trustee shall make payment with respect to the bonds of the New Series in such manner as if set forth herein. (c) The Company may at any time elect (i) to provide for the replacement of any Depository as the depository for the bonds of the New Series with another qualified depository, or (ii) to discontinue the maintenance of the bonds of the New Series under book-entry system. In such event, the Trustee shall give 30 days’ prior notice of such election to the Depository (or such fewer number of days acceptable to such Depository). (d) Upon the discontinuance of the maintenance of the bonds of the New Series under a book-entry system, the Company will cause the bonds to be issued directly to the beneficial owners of the bonds of the New Series, or their designees, as further described below. In such event, the Trustee shall make provisions to notify participants and beneficial owners of the bonds of the New Series, by mailing an appropriate notice to the Depository, that bonds of the New Series will be directly issued to beneficial owners of the bonds as of a date set forth in such notice (or such fewer number of days acceptable to such Depository). (e) In the event that bonds of the New Series are to be issued to beneficial owners of the bonds, or their designees, the Company shall promptly have bonds of the New Series prepared in certificated form registered in the names of the beneficial owners of such bonds shown on the records of the participants provided to the Trustee, as of the date set forth in the notice above. Bonds issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but will not include the provision related to global securities. (f) If the Depository is replaced as the depository for the bonds of the New Series with another qualified depository, the Company will issue a replacement global security substantially in the form set forth in this Supplemental Indenture. (g) The Company and the Trustee shall have no liability for the failure of any Depository to perform its obligations to any participant, any indirect participant or any beneficial owner of any bonds of the New Series, and the Company and the Trustee shall not be liable for the failure of any participant, indirect participant or other nominee of any beneficial owner or any bonds of the New Series to perform any obligation that such participant, indirect participant or other nominee may incur to any beneficial owner of the bonds of the New Series. (h) Notwithstanding any other provision of the Mortgage, on or prior to the date of issuance of the bonds of the New Series, the Trustee shall have executed and delivered to the initial

25 Depository a Letter of Representations governing various matters relating to the Depository and its activities pertaining to the bonds of the New Series. The terms and provisions of such Letter of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency between the substantive provisions of the said Letter of Representations and any provisions of the Mortgage, then, for as long as the initial Depository shall serve as depository with respect to the bonds of the New Series, the terms of the Letter of Representations shall govern. (i) The Company and the Trustee may rely conclusively upon (i) a certificate of the Depository as to the identity of a participant in the book-entry system; (ii) a certificate of any participant as to the identity of any indirect participant and (iii) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of bonds of the New Series owned by, beneficial owners. Section 3. So long as the bonds of the New Series are held by The Depository Trust Company, such bonds of the New Series shall bear the following legend: UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. Section 4. So long as any of the bonds of the New Series remain outstanding, the Company shall keep at its office or agency in the Borough of Manhattan, The City of New York, as well as at the office of the Trustee in the City of Philadelphia, Pennsylvania, books for the registry and transfer of outstanding bonds of the New Series, in accordance with the terms and provisions of the bonds of the New Series and the provisions of Section 8 of Article I of said Mortgage. Section 5. So long as any bonds of the New Series remain outstanding, the Company shall maintain an office or agency in the City of Philadelphia, Pennsylvania, and an office or agency in the Borough of Manhattan, The City of New York, for the payment upon proper demand of the principal of, the interest on, or the redemption price of the outstanding bonds of the New Series, and will from time to time give notice to the Trustee of the location of such office or agency. In case the Company shall fail to maintain for such purpose an office or agency in the City of Philadelphia or shall fail to give such notice of the location thereof, then notices, presentations and demands in respect of the bonds of the New Series may be given or made to or upon the Trustee at its office in the City of Philadelphia and the principal of, the interest on, and the redemption price of said bonds in such event be payable at said office of the Trustee. All bonds of the New Series when paid shall forthwith be cancelled. Section 6. The record date for determining the registered holder of this bond entitled to an interest payment shall be fourteen calendar days prior to any interest payment date. Only the

26 registered holder of such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date. Section 7. The bonds of the New Series shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to such bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto. ARTICLE III. ISSUE AND AUTHENTICATION OF BONDS OF THE NEW SERIES In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the New Series of an aggregate principal amount of $350,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, the Treasurer, or the Assistant Treasurer of the Company, under the terms and provisions of paragraph (e) of Section 3 of Article II of the Mortgage, as amended. ARTICLE IV. REDEMPTION OF BONDS OF THE NEW SERIES Section 1. The bonds of the New Series shall be redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, or electronically delivered (or otherwise transmitted in accordance with DTC’s (or another depositary’s) procedures) at least ten (10) days and not more than sixty (60) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books. At any time prior to November 15, 2051 (six months prior to the maturity date of the bonds of the New Series) (the “Par Call Date”), the redemption price shall be equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed; and (2) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points less (b) interest accrued to the redemption date; plus, in each case, accrued and unpaid interest to, but not including, the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of the New Series or portions of the bonds of the New Series called for redemption. On or after the Par Call Date, the Company may redeem the bonds of the New Series, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of the New Series being redeemed plus accrued and unpaid interest thereon to the redemption date.

27 For purposes of this Section 1, “Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. “Business Day” means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

28 The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. In the case of a partial redemption, selection of the bonds of the New Series for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No bonds of the New Series of a principal amount of $2,000 or less will be redeemed in part. If any bond of the New Series is to be redeemed in part only, the notice of redemption that relates to the bond will state the portion of the principal amount of the bonds of the New Series to be redeemed. A new bond of the New Series in a principal amount equal to the unredeemed portion of the bonds of the New Series will be issued in the name of the holder of the bonds of the New Series upon surrender for cancellation of the original bonds of the New Series. For so long as the bonds of the New Series are held by DTC (or another depositary), the redemption of the bonds of the New Series shall be done in accordance with the policies and procedures of the depositary. Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the New Series as hereinbefore provided it shall comply with all the terms and provisions of Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the New Series shall be required. ARTICLE V. CERTAIN EVENTS OF DEFAULT; REMEDIES Section 1. So long as any bonds of the New Series remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) throughout (d) of Section 2 of Article VIII of the Mortgage, constitute an “event of default” under the Mortgage, as fully as if such events were enumerated therein: (e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of any bond or bonds of the New Series whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage; Section 2. So long as any bonds of the New Series remain outstanding, Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words “as herein provided,” at the end of clause (2) thereof, the following: “or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including any applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause (1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII.”

29 ARTICLE VI. CONCERNING THE TRUSTEE The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions: The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. ARTICLE VII. MISCELLANEOUS Section 1. Unless otherwise clearly required by the context, the term “Trustee,” or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee. Section 2. The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same. Section 3. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the New Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto. Section 4. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument. Section 5. This Supplemental Indenture shall be effective as of May 1, 2022, but was actually executed and delivered as of May 1, 2022. [Remainder of this page intentionally left blank]

Supplemental Indenture – Company’s Signature Page IN WITNESS WHEREOF, an Authorized Officer of the party of the first part and a Vice President of the party of the second part, under and by the authority vested in them, have hereto affixed their signatures this 1st day of May, 2022. PECO ENERGY COMPANY By_______________________________ Elizabeth M. Hensen, Authorized Officer

Supplemental Indenture – Trustee’s Signature Page U.S. BANK NATIONAL ASSOCIATION, Trustee By________________________________ George J. Rayzis Vice President

Supplemental Indenture – Company’s Notary Page STATE OF ILLINOIS ) ) SS. COUNTY OF COOK ) On this, the 1st day of May, 2022, before me, a Notary Public in and for the State of Illinois, the undersigned officer, personally appeared Elizabeth M. Hensen, who acknowledged herself to be an Authorized Officer of PECO Energy Company, a Pennsylvania corporation, and that she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as such officer. In witness whereof, I hereunto set my hand and official seal. __________________________________ Notary Public My Commission expires: [NOTARIAL SEAL]

Supplemental Indenture – Trustee’s Notary Page COMMONWEALTH OF PENNSYLVANIA : : SS. COUNTY OF _____________________ : On this, the _____ day of May, 2022, before me, a Notary Public in and for the Commonwealth of Pennsylvania, the undersigned officer, personally appeared George J. Rayzis who acknowledged himself to be the Vice President of U.S. Bank National Association, a national banking association, as Trustee, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the national banking association, as Trustee, by himself as such officer. In witness whereof, I hereunto set my hand and official seal. ____________________________________ Notary Public My Commission expires: [NOTARIAL SEAL]

CERTIFICATE OF RESIDENCE U.S. Bank National Association, Mortgagee and Trustee within named, hereby certifies that its precise address in the City of Philadelphia is 50 South 16th Street, Philadelphia, Pennsylvania 19102. U.S. BANK NATIONAL ASSOCIATION, Trustee By________________________________ George J. Rayzis Vice President

A-1 Exhibit A 2900 Ellsworth Street 2918-2922 Ellsworth Street 2930-2934 Ellsworth Street City and County of Philadelphia, PA PREMISES "A" ALL THAT CERTAIN lot or piece of ground SITUATE in the 36th Ward of the City of Philadelphia and described in accordance with a Survey and Plan of Property made by Paul N. Lonie, Surveyor and Regulator of the Second Survey District, dated January 27, 1995, as revised, ALTA NSPS Land Title Survey by Ruggiero Plante Land Design, dated April 19, 2021, as follows to wit: BEGINNING at a point of intersection of the Southwesterly side of Ellsworth Street (50 feet wide) with the Northwesterly side of 29th Street (50 feet wide); thence extending South 43 degrees 41 minutes 27 seconds West along the Northwesterly side of said 29th Street and partly crossing a certain 4 feet wide alley (proposed to be abandoned) which extends Northwestwardly and communicates with a proposed 4 feet wide alley that extends Northeastwardly to the Southwesterly side of said Ellsworth Street and also partly crossing the head of the bed of former Annin Street (40 feet wide, stricken from City Plan and vacated-reserved as a right of way for drainage, gas main, and public utility purposes) and also partly crossing a certain second 4 feet wide alley (proposed to be abandoned) which leads Northwestwardly a certain distance, the distance of 233.281 feet to a point on the Southwesterly side of said second mentioned 4 feet wide alley (proposed to be abandoned); thence extending North 46 degrees 20 minutes 29 seconds West, the distance of 779.173 feet to a point on the Southeasterly side of The Schuylkill River East Side Railroad; thence extending the following four courses and distances along the Southeasterly side of said railroad; (1) North 68 degrees 16 minutes 58 seconds East the distance of 38.370 feet; (2) North 67 degrees 12 minutes 35 seconds East the distance of 100.313 feet; (3) North 64 degrees 12 minutes 35 seconds East the distance of 100.685 feet; (4) North 61 degrees 56 minutes 23 seconds East, the distance of 13.424 feet to a point on the Southwesterly side of said Ellsworth Street; thence extending South 46 degrees 17 minutes 33 seconds East and partly crossing the head of the bed of the former Schuylkill Avenue (stricken from City Plan and Vacated reserved as a right of way for drainage purposes) and also partly crossing the head of the bed of a 4 feet wide alley (proposed to be abandoned) and also partly crossing the head of previously mentioned proposed 4 feet wide alley, the distance of 427.681 feet to a point on the Southeasterly side of said proposed 4 feet wide alley; thence extending South 43 degrees 41 minutes 27 seconds West along the Southeasterly side of said alley the distance of 70.219 feet to a point on the Northeasterly side of the said first mentioned 4 feet wide alley (proposed to be abandoned); thence extending South 46 degrees 17 minutes 33 seconds East the distance of 42.00 feet to a point; thence extending North 43 degrees 41 minutes 27 seconds East the distance of 70.177 feet to a point on the Southwesterly side of said Ellsworth Street; thence extending South 46 degrees 17 minutes 33 seconds East along the Southwesterly side of said Ellsworth Street the distance of 42.00 feet to a point; thence extending South 43 degrees 41 minutes 27

A-2 seconds West, the distance of 70.146 feet to a point on the Northeasterly side of said 4 feet wide alley; thence extending South 46 degrees 20 minutes 29 seconds East along said alley the distance of 42.00 feet to a point; thence extending North 43 degrees 41 minutes 27 seconds East the distance of 70.115 feet to a point on the Southwesterly side of said Ellsworth Street; thence extending South 46 degrees 17 minutes 33 seconds East along the Southwesterly side of said Ellsworth Street the distance of 130.00 feet to the first mentioned point and place of beginning. PREMISES "B" ALL THAT CERTAIN lot or piece of ground SITUATE in the 36th Ward of the City of Philadelphia and described in accordance with a Survey and Plan of Property made by Paul N. Lonie, Surveyor and Regulator of the Second Survey District, dated January 27, 1995 as follows, to wit: BEGINNING at a point on the Southwesterly side of Ellsworth Street (50 feet wide), at the distance of 763.090 feet Northwestwardly from the Northwesterly side of 29th Street; thence extending Southwestwardly and passing along the Northwesterly side of Schuylki ll River East Side Railroad on the arc of a circle curving to the right having a radius of 1906.265 feet and sub-tending an angle of 7 degrees 47 minutes 57 seconds and extending the arc distance of 259.493 feet; thence extending North 46 degrees 20 minutes 29 seconds West the distance of 99.993 feet to a point on the Pierhead and Bulkhead line of the Schuylkill River; thence extending North 80 degrees 08 minutes 48.4 seconds East along said Pierhead and Bulkhead line, the distance of 166.336 feet to a point; thence extending North 74 degrees 20 minutes 23.3 seconds East still along said Pierhead and Bulkhead line the distance of 116.561 feet to a point on the Southwesterly side of said Ellsworth Street; thence extending South 46 degrees 17 minutes 33 seconds eat along the Southwesterly side of said Ellsworth the distance of 53.434 feet to the first mentioned point and place of beginning. BEING known as 2900-2940 Ellsworth Street. PREMISES "C" ALL THAT CERTAIN lot or piece of ground, with the buildings and improvements thereon erected, SITUATE on the South side of Ellsworth Street, at the distance of 130 feet Westward from the West side of 29th Street, in the 36th Ward of the City of Philadelphia; CONTAINING in front or breadth on the said Ellsworth Street 14 feet and extending of that width, in length or depth Southward, 70 feet to a certain 4 feet wide alley, which extends Westward from the said 29th Street and communicates at its Westernmost end with a certain other alley, 4 feet wide, which extends Northward and Southward from the said Ellsworth Street to Annin Street. BEING NO. 2918 Ellsworth Street.

A-3 PREMISES "D" ALL THAT CERTAIN lot or piece of ground, with the buildings and improvements thereon erected, SITUATE on the South side of Ellsworth Street, at the distance of 144 feet Westward from the West side of 29th Street, in the 36th Ward of the City of Philadelphia. CONTAINING in front or breadth on the said Ellsworth Street 14 feet and extending of that width, in length or depth Southward, 70 feet to a certain 4 feet wide alley, which extends Westward from the said 29th Street and communicates at its Westernmost end with a certain other alley 4 feet wide, which extends Northward and Southward from the said Ellsworth Street to Annin Street. BEING NO. 2920 Ellsworth Street, PREMISES "E" ALL THAT CERTAIN lot or piece of ground, with the messuage or tenement thereon erected, SITUATE on the South side of Ellsworth Street, in the 36th Ward of the City of Philadelphia, at the distance of 158 feet Westward from the West side of 29th Street. CONTAINING in front or breadth on the said Ellsworth Street 14 feet and extending of that width, in length or depth Southward, 70 feet to a 4 feet wide alley, extending Westward from the said 29th Street and communicating at its Western end, with another 4 feet wide alley, leading from Ellsworth Street to Annin Street. BEING NO. 2922 Ellsworth Street. PREMISES "F" ALL THAT CERTAIN lot or piece of ground with the messuage or tenement thereon erected, SITUATE on the South side of Ellsworth Street, at the distance of 214 feet Westward from the West side of 29th Street, in the 36th Ward of the City of Philadelphia. CONTAINING in front or breadth on the said Ellsworth Street 14 feet and extending of that width, in length or depth Southward, 70 feet to a 4 feet wide alley, extending Westward from 29th Street and communicating at its Western end, with another 4 feet wide alley, extending from Ellsworth Street to Annin (formerly Hummel) Street. BEING NO. 2930 Ellsworth Street. PREMISES "G" ALL THAT CERTAIN lot or piece of ground, with the buildings and improvements thereon erected, SITUATE on the South side of Ellsworth Street, at the distance of 228 feet Westward from the West side of 29th Street, in the 36th Ward of the City of Philadelphia.

A-4 CONTAINING in front or breadth on the said Ellsworth Street 14 feet and extending of that width, in length or depth Southward, between parallel lines at right angles to the said Ellsworth Street, 70 feet to a certain 4 feet wide alley, leading Westward from 29th Street, into another 4 feet wide alley, leading North and South from said Ellsworth Street to Annin Street. BEING NO. 2932 Ellsworth Street. PREMISES "H" ALL THAT CERTAIN lot or piece of ground, with the buildings and improvements thereon erected, SITUATE on the South side of Ellsworth Street, at the distance of 242 feet Westward from the West side of 29th Street, in the 36th Ward of the City of Philadelphia. CONTAINING in front or breadth on the said Ellsworth Street 14 feet and extending of that width, in length or depth Southward, between parallel lines at right angles with the said Ellsworth Street, 70 feet to a certain 4 feet wide alley, leading North and South from said Ellsworth Street to Annin Street. BEING NO. 2934 Ellsworth Street. 1515-1523 North Delaware Avenue Premises 1525-1553 North Delaware Avenue Premises City of Philadelphia, Philadelphia County, PA PREMISES "A": ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected. SITUATE on the Southeasterly side of Richmond Street (now Delaware Avenue) at the distance of 91 feet Northwardly from the Northerly side of Montgomery Avenue in the 18th Ward of the City of Philadelphia. CONTAINING in front or breadth on the said Richmond Street (now Delaware Avenue) 17 feet and extending of that width in length or depth Southeastwardly 70 feet. BOUNDED Northeastwardly by ground now or late of Abraham P. Eyre, Southeastwardly by lot of ground known as 1517 North Delaware Avenue. Southwestwardly by ground now or late of James Burk and Northwestwardly by said Richmond Street (now Delaware Avenue). ALSO, ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected. SITUATE on the Northwesterly side of a certain Street called Savannah Street (now Allen Street) of the width of 20 feet at the Northerly end thereof gradually widening as it extends Southwardly to the width of 30 feet to thereabout laid out and opened by James

A-5 Burk between Richmond and Beach Street and Montgomery Avenue and Berks Street and communicating at the Southerly end thereof with a certain 12 feet wide alley also laid out and opened by the said James Burk, leading Southeastwardly into the said Beach Street in the Ward and City aforesaid. CONTAINING in front or breadth on the said Savannah Street 17 feet and extending of that width in length or depth Northwestwardly between parallel lines at right angles with the said Savannah Street 45 feet. BOUNDED Southeastwardly by the said Savannah Street, Northwestwardly by the premises first herein described, Northeastwardly and Southwestwardly by ground now or late of the same James Burk. BEING known as 1515 North Delaware Avenue. PREMISES "B": ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected. SITUATE in the 18th Ward of the City of Philadelphia, described according to Subdivision-Plot Plan and Building Addition to existing Storage Building (based on a Survey Plan dated June 27, 1988 by Lawrence J. Cleary of the 3rd District) made for Raymond C. Biddle by Oskar J. Udel, registered architect dated July 26, 1988, as follows, to wit: BEGINNING at a point by the intersection of the Northwesterly side of Beach Street (50 feet wide) and the Southwesterly side of Berks Street (30 feet wide); thence extending from said point of beginning South 59 degrees, 19 minutes, 33 seconds West along the said Northwesterly side of Beach Street the distance of 298.339 feet to a point on the Northeasterly side of Morse Street (12 feet wide); thence extending North 28 degrees, 29 minutes, 57 seconds West along the said Northeasterly side of Morse Street the distance of 114 feet to a point on the Southeasterly side of Allen Street (variable width); thence extending Nort h 59 degrees, 19 minutes, 33 seconds East along the said Southeasterly side of Allen Street the distance of 81.800 feet to a point on the Easterly end of said Allen Street; thence extending North 28 degrees, 29 minutes, 57 seconds West along the said Easterly end of Allen Street the distance of 22.343 feet to a point on the Northeasterly side of Allen Street; thence extending South 65 degrees, 14 minutes, 3 seconds West along the said Northeasterly side of Allen Street the distance of 25.039 feet to a point ; thence extending North 28 degrees, 25 minutes, 57 seconds West the distance of 45 feet to a point; thence extending South 65 degrees, 14 minutes, 3 seconds West the distance of 18 feet to a point; thence extending North 28 degrees, 29 minutes, 57 seconds West the distance of 70 feet to a point on the Southeasterly side of Delaware Avenue (120 feet wide); thence extending North 65 degrees, 14 minutes, 3 seconds East along the said Southeasterly side of Delaware Avenue the distance of 67.935 feet to a point ; thence extending South 28 degrees, 58 minutes, 27 seconds East the distance of 125 feet to a point; thence extending North 65 degrees, 14 minutes, 3 seconds East the distance of 109.542 feet to a point; thence extending North 56 degrees, 40 minutes, 3 se conds East the distance of 80 458 feet to a point on the Southwesterly side of Berks Street, thence

A-6 extending South 28 degrees, 58 minutes, 27 seconds East along the said Southwesterly side of Berks Street the distance of 116.161 feet to a point on the said Northwesterly side of Beach Street, being the first mentioned point and place of beginning. BEING known as 1517-1523 North Delaware Street. PREMISES "C": ALL THE LAND with the benefits appurtenant thereto in the 18th Ward of the City of Philadelphia, Philadelphia County, Pennsylvania, described as follows: BEGINNING at a point at the intersection of the Southeasterly side of Delaware Avenue (120 feet wide) with the Southwesterly side of Berks Street (30 feet wide); extending thence (1) along said Southwesterly side of Berks Street, South 28 degrees 58 minutes 27 seconds East 125 feet 0 inches to a point thence (2) parallel to Delaware Avenue the following (2) courses and distances: (a) South 56 degrees 40 minutes 03 seconds West 80 feet 5-1/2 inches to a point and (b) South 65 degrees 14 minutes 03 seconds West 109 feet 6 -1/2 inches to a point thence (3) parallel to Berks Street, North 28 degrees 58 minutes 27 seconds West 125 feet 0 inches to a point on the aforesaid Southeasterly side of Delaware Avenue the following (2) courses and distances (a) North 65 degrees 14 minutes 03 seconds East 109 feet 6-1/2 inches to a point and (b) North 56 degrees 40 minutes 03 seconds East 80 feet 5-1/2 inches to the point and place of beginning. BEING known as 1525-1555 North Delaware Avenue. ALSO, BEING DESCRIBED AS FOLLOWS: Premises "A": ALL that certain piece, parcel or lot of land situate in the 18th Ward of the City of Philadelphia, County of Philadelphia and State of Pennsylvania as described according to "Boundary/Topography Plan for PECO Energy Company", referenced hereinafter, to wit: BEGINNING at the division Line between the land now or formerly FB Delaware, LLC described in Document Id. 51781416 and Premises A of the Boundary/Topography Plan for PECO Energy Company (referenced hereinafter) intersected by the southeasterly side of N. Delaware Avenue 120' wide legally open, said point being described by the following two (2) courses; 1. Commencing from a point at the intersection of the southeasterly side of the N. Delaware Avenue on City Plan 120' wide legally open and the easterly side of Berks Street 60' wide legally open thence South 53°05'12" West along the southerly side of Delaware Avenue a distance of 80.458 feet to a point; 2. Thence South 61°39'12" West continuing along the southeasterly side of N. Delaware Avenue a distance of 194.477 feet to the POINT OF BEGINNING;

A-7 THENCE North 61°39'12" East along the said southeasterly right-of-way of Delaware Avenue a distance of 17.000 feet to a point along the lands now or formerly of FB Delaware, LLC, also being Premises B of the aforementioned Boundary/Topography Plan; THENCE along the said lands now or formerly of FB Delaware, LLC South 32°04'48" East a distance of 70.000 feet to a point, a common corner with the aforementioned Premises A and B and lands now or formerly of Karielys Zareth Otero Quinones; THENCE along said lands of Quinones South 32°04'48" East a distance of 45.002 feet to a point on the Northwesterly side of Allen Street whose right-of-way varies and is legally open; THENCE along the Northwesterly side of said Allen Street South 61°39'12" West a distance of 17.000 feet to a point a common corner with lands now or formerly of Dekap Properties LP; THENCE along said lands of Dekab Properties LP North 32°04'48" West a distance of 115.000 feet to the POINT OF BEGINNING; All Distances are in Philadelphia District Standard Measure. 100.250' US Standard Equals 100.000 Philadelphia Standard. CONTAINING 1,955 S.F. and being all of Premises A as shown on the "Boundary/Topography Survey for 1515, 1517-23, 1525-55 N. Delaware Avenue" prepared by RETTEW & Associates with a plan date of 8/6/2021 and last revised 09/01/21. Premises "B": ALL that certain piece, parcel or lot of land situate in the 18th Ward of the City of Philadelphia, County of Philadelphia and State of Pennsylvania as described according to "Boundary/Topography Plan for PECO Energy Company", referenced hereinafter, to wit: BEGINNING at a point by the intersection of the northwesterly side of Beach Street 50' wide legally opened and southwesterly side of Berks Street 30' wide legally open; THENCE South 55°44'42" West along the northwesterly side of said Beach Street a distance of 298.339 feet to a point by the intersection of aforementioned Beach Street and the northeasterly side of Morse Street 12' wide legally opened; THENCE North 32°04'48" West along the northeasterly side of said Morse Street a distance of 114.000 feet to a point by the intersection of aforementioned Morse Street and the southeasterly side of Allen Street of varying width; THENCE along the southeasterly, northeasterly and northwesterly side of Allen Street respectively the following three (3) courses and distances: 1. North 55°44'22" East a distance of 81.800 feet to a point; 2. North 32°04'48" West a distance of 22.343 feet to a point; 3. South 61°39'12" West a distance of 25.032 feet to a point a common corner with the lands now or formerly of Karielys Zareth Otero Quinones;

A-8 THENCE along lands of said Quinones the following two (2) courses and distances: 1. North 32°00'48" West a distance of 45.002 feet to a point; 2. South 61°39'12" West a distance of 18.000 feet to a point in the line with lands now or formerly FB Delaware, LLC being Premises A as shown on a plan referenced hereinafter. THENCE North 32°04'48" West along the Northeasterly line of aforementioned Premises A distance of 70.000 feet to a point a common corner with southeasterly side of N. Delaware Avenue 120' wide legally opened; THENCE along said side of N Delaware Avenue North 61°39'12" East a distance of 67.935 feet to a point, a common corner with other lands now or formerly of FB Delaware, LLC being Premises C as shown on a plan referenced hereinafter. THENCE along said Premises C the following three (3) courses and distances: 1. South 32°33'18" East a distance of 125.000 feet to a point; 2. North 61°39'12" East a distance of 109.542 feet to a point; 3. North 53°05'12" East a distance of 80.458 feet to a point on the southwesterly side of said Berks Street; THENCE along said southwesterly side of said Berks Street South 32°33'18" East a distance of 116.161 feet to the POINT OF BEGINNING; All Distances are in Philadelphia District Standard Measure. 100.250' US Standard Equals 100.000 Philadelphia Standard. CONTAINING 0.964 Acres or 41,995 S.F. District Standard Measure and being all of Premises B as shown on the "Boundary/Topography Survey for 1515, 1517-23, 1525-55 N. Delaware Avenue" prepared by RETTEW & Associates with a plan date of 8/6/2021 and last revised 09/01/21. Premises "C": ALL that certain piece, parcel or lot of land situate in the 18th Ward of the City of Philadelphia, County of Philadelphia and State of Pennsylvania as described according to "Boundary/Topography Plan for PECO Energy Company", referenced hereinafter, to wit: BEGINNING at a point by the intersection of the southeasterly side of N. Delaware Avenue 120' wide legally opened and southwesterly side of Berks Street 30' wide legally open; THENCE South 32°33'18" East along the northwesterly side of said Berks Street a distance of 125.000 feet to a point by other lands now or formerly of FB Delaware, LLC being Premises B on a plan prepared by Rettew Associates described hereinafter; THENCE along lands of said Premises B the following three (3) courses and distances: 1. South 53°05'12" West a distance of 80.458 feet to a point; 2. South 61°39'12" West a distance of 109.542 feet to a point;

A-9 3. North 32°33'18" West a distance of 125.000 feet to a point on the southwesterly side of said N. Delaware Avenue; THENCE along said southwesterly side of N. Delaware Avenue the following two (2) courses and distances: 1. North 61°39'12" East a distance of 109.542 feet to a point; 2. North 53°05'12" East a distance of 80.458 feet to the POINT OF BEGINNING. All Distances are in Philadelphia District Standard Measure. 100.250' US Standard Equals 100.000 Philadelphia Standard. CONTAINING 0.545 Acres or 23,744 S.F. District Standard Measure and being all of Premises C as shown on the "Boundary/Topography Survey for 1515, 1517-23, 1525-55 N. Delaware Avenue" prepared by RETTEW & Associates with a plan date of 8/6/2021 and last revised 09/01/21. Front Street West Front Street Chester City, Delaware County, PA ALL THAT CERTAIN lot or piece of land with the buildings and improvements thereon erected, situate in the City of Chester, County of Delaware and State of Pennsylvania, and being more fully described according to an ALTA/NSPS for Excelon Generation Corp., LLC Chester Substation-Delco Tap, prepared by Rettew Associates, Inc., Drawing No. 031002041, dated 04/07/2020, last revised 07/01/2021, being more fully bounded and described as follows, to wit: BEGINNING a corner marker to be set on the easterly right-of-way of Highland Avenue (60' wide) at a distance of 70.00 feet measured southeastwardly along the said easterly right- of-way of Highland Avenue from its intersection with the southerly right-of-way of Front Street (60' wide - unopened); THENCE by lands now or former Conrail, the following three (3) courses and distances: 1. N 38° 03' 02" E, a distance of 125.00 feet to a corner marker to be set; 2. N 54° 18' 39" E, a distance of 590.98 feet to an iron pin with cap found; 3. S 86° 45' 39" W, a distance of 65.23 feet to an iron pin with cap found on the said southerly right-of-way of Front Street, THENCE along the said southerly right-of-way of Front Street N 54° 18' 39" E a distance of 37.27' to an iron pin found; THENCE along the said lands now or former Conrail, the following six (6) courses and distances: 4. N 86° 45' 39" E, a distance of 65.23 feet; 5. N 54° 18' 39" E, a distance of 73.00 feet;

A-10 6. S 35° 41' 21" E, a distance of 30.00 feet, 7. N 54° 18' 39" E, a distance of 366.80 feet to a found MAG nail; 8. Along a curve to the right having radius of 357.81' an arc length of 281.65 feet, and a chord which bears N 76° 51' 41" E a chord distance of 274.43 feet; 9. Along the said lands now or former Conrail and the northerly right-of-way of Seaport Drive (formerly known as Delaware Avenue) S 35° 41' 21" E a distance of 159.76' to a corner marker to be set on the northerly right-of-way line of Seaport Drive (Variable Width); THENCE along the said northerly right-of-way line of Seaport Drive the following five (5) courses and distances: 1. S 54° 18' 39" W a distance of 183,81 feet; 2. Along a curve to the left having a radius of 320.00 feet an arc length of 237.28 feet having a chord which bears S 33° 04' 05" W a chord distance of 231.89 feet; 3. S 11° 49' 31" W a distance of 417.55 feet; 4. Along a curve to the right having a radius of 220.00 feet an arc length of 163.13 feet having a chord which bears S 33° 04' 05" W a chord distance of 159.42 feet; 5. S 54° 18' 39" W a distance of 585.05 feet to a corner marker to be set in the said easterly right-of-way line of Highland Avenue; THENCE along said easterly right-of-way line of Highland Avenue N 35° 41' 21" W a distance of 683.80 feet to the POINT OF BEGINNING. Containing: 17.924 Acres / 780,758 Square Feet. Tax ID / Parcel No. 49-11-01454-01 (A) 49-11-01454-03 (B) 1215 South Trooper Road Lower Providence Township Montgomery County, PA ALL THAT CERTAIN parcel or tract of land Situate in Lower Providence Township, Montgomery County, Commonwealth of Pennsylvania, bounded and described as follows, according to a Topographic Survey Sheets 1 and 2 made for Mobil Oil Corporation by Urwiler and Watler, Inc., dated July 17, 1969, as follows, to wit: BEGINNING at a point being near the intersection of the Title lines in the bed of Audubon Road (LR 46064) & Trooper Road (LR 463); thence extending in and along the bed of Trooper Road (LR 463) South 38 degrees 51 minutes West 335.00 feet to a point; thence leaving the bed of Trooper Road (LR 463) and extending along lands of Walter J. Parry North 51 degrees

A-11 09 minutes West 300.00 feet to a spike; thence extending along lands of Ignatius F. Kwasizur the two following courses and distances: (1) North 28 degrees 27 minutes East 42.66 feet to an iron pin in concrete and (2) North 47 degrees 45 minutes East 300.00 feet to a P.K. nail near the centerline of Audubon Road (LR 46064); thence extending in and along the bed of Audubon Road (LR 46064) South 50 degrees 25 minutes East 261.31 feet to the point and place of beginning. EXCEPTING THEREFROM AND THEREOUT premises which Richard W. McPhillips conveyed to Commonwealth of Pennsylvania Department of Transportation by deed dated 2- 22-2012 and recorded 9-6-2012 in Deed Book 5847 Page 1350. Tax ID / Parcel No. 43-00-15103-00-1